                                  Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----

/S/ John D. Gellhausen                             Senior Vice President
--------------------------------------------
John D. Gellhausen                                 (Principal Financial Officer)



/S/ Janis E. Lyons                                 Senior Vice President
--------------------------------------------
Janis E. Lyons                                     (Controller or Principal
                                                   Accounting Officer)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ Gordon D. Harnett                                     Director
--------------------------------------------
Gordon D. Harnett

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ John R. Werren                                        Director
--------------------------------------------
John R. Werren

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ Thomas C. Sullivan                                    Director
--------------------------------------------
Thomas C. Sullivan

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ Steve D. Bullock                                      Director
--------------------------------------------
Steve D. Bullock

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ Thomas J. Fitzpartick                                 Director
--------------------------------------------
Thomas J. Fitzpatrick

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----

/S/ Thomas G. Breitenbach                                 Director
--------------------------------------------
Thomas G. Breitenbach

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----

/S/ William E. MacDonald, III                      President and Director
--------------------------------------------
William E. MacDonald, III                          (Principal Executive Officer)

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ Vincent A. DiGirolamo                                 Director
--------------------------------------------
Vincent A. DiGirolamo

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ David A. Daberko                                      Director
--------------------------------------------
David A. Daberko

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ Gary A. Glaser                                        Director
--------------------------------------------
Gary A. Glaser

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints David L. Zoeller and Carlton E. Langer, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his own name, place and stead, in any and all capacities to sign this registration statement and any and all amendments (including post-effective amendments) to this registration statement, any registration statement for additional Asset Backed Certificates that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any or all other documents in connection therewith, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said persons authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated:  August 10, 2000


                SIGNATURE                                  TITLE
                ---------                                  -----


/S/ Shelley B. Roth                                       Director
--------------------------------------------
Shelley B. Roth